(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement

[_] Confidential, For Use of the Commission Only (as Permitted by Rule

14a-6(e)(2))

[   ] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Enercorp, Inc.

32751 Middlebelt Rd., Suite B, Farmington Hills, Michigan 48334

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

  [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule

0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

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Enercorp, Inc.

32751 Middlebelt Rd., Suite B, Farmington Hills, Michigan 48334

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on September 10, 2004

August 9, 2004

TO THE SHAREHOLDERS OF ENERCORP, INC.:

The Annual Meeting of Shareholders of Enercorp, Inc., a Colorado corporation (the "Company"), will be held at the Company’s headquarters located at 32751 Middlebelt Road, Suite B, Farmington Hills, Michigan 48334 on September 10, 2004 at 10:00 a.m. Eastern Daylight Time to consider and take the following action on:

1.

The election of three Directors to serve until the next Annual Meeting of Shareholders and until their successors have been elected and qualified.

2.

A Proposal to change the necessary votes of Shareholders for passage of the election of Officers and Directors, and passage of any proposal put forward for a vote.  (Passage of the written Proposal requires the affirmative vote of a majority of the Company’s issued and outstanding shares entitled to vote on the Proposal.)

3.

A Proposal to authorize the Company to change the nature of its business and withdraw its status as a Business Development Company under the Investment Company Act of 1940, as amended.  (Passage of this Proposal requires the affirmative vote of a majority of the Company’s issued and outstanding shares entitled to vote on the Proposal.)

4.

A Proposal to ratify the appointment of JL Stephan  & Co. P.C. as the independent auditors of the Company for the fiscal years ended June 30, 2001, 2002, 2003 and 2004.  (Passage of this Proposal requires the affirmative vote of the majority of the Company’s issued and outstanding shares entitled to vote on the Proposal.)

5.

Such other business as may properly come before the Meeting, or any adjournment or adjournments thereof.

The discussion of the Proposals of the Board of Directors set forth above is intended only as a summary, and it is qualified in its entirety by the information relating to the Proposals set forth in the accompanying Proxy Statement.

Only Holders of Record of Common Stock and Convertible Preferred Stock at the close of business on August 3, 2004 will be entitled to notice of and to vote at this Annual Meeting, or any postponements or adjournments thereof.

BY ORDER OF THE BOARD OF DIRECTORS:

/s/    Jeffrey E. Rautio

Jeffrey E. Rautio

President

PLEASE DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.  THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

YOUR VOTE IS IMPORTANT

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Enercorp, Inc.

32751 Middlebelt Rd., Suite B, Farmington Hills, Michigan 48334

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 10, 2004

August 9, 2004

This Proxy Statement is being furnished to Shareholders of Enercorp, Inc. (the "Company") in connection with a solicitation of Proxies by the Board of Directors of the Company for use at the 2004 Annual Meeting of Shareholders and at any adjournments or postponements thereof.  The Meeting will be held at 10:00 a.m. Eastern Daylight Time at the Company’s headquarters located at 32751 Middlebelt Road, Suite B, Farmington Hills, Michigan 48334 on September 10, 2004.  The Proxy and Proxy Statement (the "Proxy Materials") will be first mailed to the Shareholders on or about August 13, 2004.

REVOCABILITY OF PROXY

If the enclosed Proxy is executed and returned, the Proposals, as indicated, will be voted by the Shareholder at the Meeting.  The Proxy may be revoked by the Shareholder at any time, prior to its use, by notice in writing to the Secretary of the Company, by executing a later-dated Proxy and delivering it to the Company prior to the Meeting and by voting in person at the Meeting.

SOLICITATION

In addition to solicitation by mail, the Company may use the services of its Directors, Officers and Employees to solicit Proxies, personally or by telephone and telegraph, but at no additional salary or compensation.  The Company will reimburse banks, brokers, other custodians, nominees and fiduciaries holding Shares of Record for others their reasonable out-of-pocket expenses incurred by them in forwarding copies of the Proxy Materials to the Beneficial Owners of such shares.

VOTING SECURITIES

Holders of Record of the Company's Common Stock, no par value (the "Common Stock") and Convertible Preferred Voting Stock at the close of business on August 3, 2004 (the "Record Date") will be entitled to vote on all matters.  On the Record Date, the Company had 695,897 shares of Common Stock issued and outstanding, and 369,318 shares of Convertible Preferred Voting Stock issued and outstanding.  The Company has two classes of voting securities: Common Stock and Convertible Preferred Voting Stock.  The Holders of shares of Common Stock are entitled to one vote per share.  The Holders of Convertible Preferred Stock are entitled to one vote per share.  A majority of the issued and outstanding shares of the Common Stock and Convertible Preferred Stock are entitled to vote, represented in person or sent by Proxy, constituting a quorum for the transaction of business at the Meeting.

Abstentions will be treated as shares present or represented and entitled to vote for purposes of determining the presence of a quorum, but they will not be considered as votes cast in determining whether a matter has been approved by the Shareholders.  As to any shares a broker indicates on its Proxy that such broker does not have the authority to vote on any particular matter because such broker has not received direction from the Beneficial Owner thereof, said shares will not be counted as voting on the particular matter.  With respect to any matter which, under the Investment Company Act of 1940, as amended, requires the approval of a majority of the outstanding shares, each broker non-vote or abstention will be considered present for determining the existence of a quorum and will be counted as voting against approval of the matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Set forth below is information as to certain persons known by the Company to be the Beneficial Owner of more than five percent (5%) or more of the voting shares, the Company's Directors and named Executive Officers individually, such Executive Officers and Directors as a group, as well as any shareholder filing form 13-D, as of August 3, 2004:

Amount and Nature

Name and Address of

     of Beneficial

Percentage

 Beneficial Owner

       Ownership

of Class

James C. Sargent, Esq.

None

0.0%

Director, Chairman and CEO

409 Altamount Circle

Charlottesville, VA 22920

Salvatore M. Parlatore

None

0.0%

Director

2937 Mix Path

Stevensville, MI 49127

Jeffrey E. Rautio

28,409

2.7%

Director, President and COO

(2)

5813 West Maple Rd, Ste. 137

West Bloomfield, MI 48322

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Majlinda H. Xhuti

None

0.0%

Chief Financial Officer

593 N. Fox Hills

Bloomfield Hills, MI 48334

Charles Maginnis

60,000

5.6%

c/o Corporate Securities Group, Inc.

(1)(3)

7600 Southland Blvd., Suite 101

Orlando, FL 32809

George Burmann

45,500

4.3%

c/o Corporate Securities Group, Inc.

(1)(3)

7600 Southland Blvd., Suite 101

Orlando, FL 32809

Executive Officers and

28,409

2.7%

Directors as a group

(2)

(One person)

______________________________

(1)

Common Stock

(2)

Convertible Preferred Voting Stock

(3)

Based upon the information contained in a schedule 13D filed with the Securities and Exchange Commission

ELECTION OF DIRECTORS

The following three persons have been nominated for election as Directors of  the Company for a term of one year and until the election and qualification of their successors:    James C. Sargent,  Jeffrey E. Rautio and Salvatore M. Parlatore. These three Directors would constitute the entire Board of Directors.  The persons named in the Proxy intend to vote for Messrs.   Sargent, Rautio and Parlatore,  unless a shareholder withholds authority to vote for any or all of  these nominees.  If any nominee is unable to serve or, for good cause, will not serve, the persons named in the Proxy reserve the right to substitute another person of their choice as nominee in his place.  Each of the nominees has agreed to serve if elected.

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EXECUTIVE OFFICERS AND DIRECTORS

Name

Position with Company

Age

   Director

James C. Sargent

Director, Chairman of the Board

88

 09/14/03

and Chief Executive Officer

Jeffrey E. Rautio

Director, President

43

10/16/02

and Chief Operating Officer

Salvatore M. Parlatore

Director

30

10/16/02

No arrangement exists between any of the above Officers and Directors pursuant to which any one of those persons was elected to any such office or position.  Directors are elected to serve until the next Meeting of Shareholders. Executive Officers serve at the pleasure of the Board of Directors.  There are no family relationships among the Directors and Executive Officers of the Company.

James C. Sargent, Sr. was born February 26, 1916 in New Haven, Connecticut.  He graduated from the Taft School in June 1935, then attended the University of Virginia where he received a B.A. degree in 1938 and an LLB Degree in 1940.  From 1942 to 1946, he served in the US Air Force rising from a Private to a Captain while serving in Australia, New Guinea and the Philippines.  Mr. Sargent was admitted to practice law by the Appellate Division of the Supreme Court of New York in November 1940 and he was admitted to practice law in the District of Columbia in 1961.  From 1940 to 1951, except for the World War II years, he served as an associate with Clark & Baldwin, as a trial attorney for Consolidated Edison Company of New York, as a law assistant with the Appellate Division of the Supreme Court of the State of New York and as an Assistant Attorney General of the State of New York.  In 1951, he became an associate and then partner of Spence & Hotchkiss, a law firm in New York City. In November 1955, he was sworn in as the Regional Administrator of the New York office of the SEC, where he served until June 1956, when he was sworn in as a Commissioner of the SEC, an appointment by President Eisenhower with the advice and consent of the US Senate.  Following his service with the SEC, Mr. Sargent returned to New York City, where he became a partner in firms specializing in securities law.  He remained a partner of Whitman & Ransom until November 1997, when he retired.  He then became counsel to Opton, Handler, Gottlieb, Feiler and Katz. He remained as counsel to that firm until March 1997, at which time he left New York City and became, with his wife, domiciliary residents of the Commonwealth of Virginia, where he now resides.  He continues to practice law.

Dr. Jeffrey E. Rautio, O.D., has served as Director since October 16, 2002.  He represents Enercorp’s investment in Ajay Sports, Inc. by serving on its Board of Directors.   Dr. Rautio has been Director of Refractive Services at the Beitman Laser Eye Institute since 2000.  He has also been affiliated with WorldWide Tee Time, LLC, since 1998.  From 1987 to 1999, he served as Senior Staff Optometrist at the Henry Ford Hospital, as well as Team Optometrist for the Detroit Lions, Inc. from 1991 to 1999.  From 1999 to 2000, he was Director of Optometry at Oculus Laser Vision Correction & Advanced Vision Centers of Derma Vogue.  In 1981, Dr. Rautio completed an A.A.S. degree (Associate in Applied Science) at Ferris State University, Big Rapids, Michigan, and in May 1986, he was awarded the O.D. degree (Doctor of Optometry) by that University.

Salvatore M. Parlatore  has served as Director since October 16, 2002. He represents Enercorp’s investment in CompuSonics Video Corporation by serving on its Board of Directors. Mr. Parlatore is currently employed as a Brand Manager at Whirlpool Corporation in Benton Harbor, Michigan. He was co-founder, Director of Operations and Director of Strategy from 1997 to 2001 for Nexiv, Inc., a startup website, hosting and internet services company. From 1997 to 1999, he was Senior Project Manager with Webstyles, LLC. Earlier, he was employed by Gettys Group, Inc. (1996 to 1997) as a management consultant, where he specialized in commercial real estate evaluations and renovations nationally, particularly hotel projects.   A native of Long Island, New York, he also attended Brentwood College School of Vancouver Island, Canada, then later earned a BS degree in Business Administration in 1996 at Cornell University, Ithaca, New York.  In May 2003, he received a MBA degree majoring in marketing and information technology at the University of Illinois, Urbana-Champaign, Illinois.

During the fiscal year ended June 30, 2004, the Board of Directors held four meetings and acted through written consent two times.  The Board of Directors has Compensation and Audit Committees consisting of Messrs. Sargent and Parlatore, the independent Directors of the Company.  The Compensation Committee, the members of which Committee review and approve the Company’s compensation policies, determines compensation paid to the Company’s Executive Officers and administers the 1994 Stock Option Plan for Employees and Officers.  During the fiscal year ended June 30, 2004, the Compensation Committee met four times. The Audit Committee provides oversight in connection with the Company’s compliance with the applicable provisions of the Investment Company Act of 1940. During the fiscal year ended June 30, 2003, the Audit Committee held four meetings.  All Directors and Committee Members attended all meetings held during the fiscal year, with the exception that James Sargent was absent from the meeting held on February 17, 2004.  The Company has no standing Nominating Committee.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The table below provides information regarding compensation paid to all Directors and the Company's Chief Executive Officer (together, the “Compensated Persons”) for the three years ending June 30, 2004.  No other person who is currently a Director or Executive Officer of the Company earned compensation during any of  those years.

                     Annual Compensation                                     Awards

                                                                                            Securities

     Name and

Other Annual

Underlying

Principal Position

Year

Salary ($)

Bonus ($)

Compensation ($)

Stock Options (#)

James C. Sargent

2004

$       -0-

$     -0-

$     -0-

-0-

Chairman and

2003

$       -0-

$     -0-

     $      -0-

-0-

Chief Executive Officer

2002

$       -0-

$     -0-

$      -0-

-0-

Jeffrey E. Rautio

2004

$       -0-

$     -0-

$     -0-

-0-

Director and

2003

$       -0-

$     -0-

$     -0-

-0-

Chief Operating Officer

2002

$       -0-

$     -0-

$     -0-

-0-

Salvatore M. Parlatore

2004

$       -0-

$     -0-

$     -0-

-0-

Director

2003

$       -0-

$     -0-

$     -0-

-0-

2002

$       -0-

$     -0-

$     -0-

-0-

The Company has a stock option plan but does not have any other long-term compensation arrangements in the form of restricted stock awards, stock appreciation rights plans or other long-term incentive plans or arrangements.

Aggregated Option Exercises and Fiscal Year End Option Value Table

No stock options were exercised during the fiscal year ended June 30, 2004.  No options were held by any other Compensated Person. The following table lists the number and value of unexercised stock options granted by the Company.

Name	Number of Securities Underlying Unexercised Stock Options at June 30, 2004 (#) Exercisable Unexercisable		Value of Unexercised In-The-Money Stock Options at June 30, 2004 ($) Exercisable Unexercisable
None	-0-	-0-	-0-	-0-

Compensation of Directors

During fiscal 2004, Directors were paid $-0- and were reimbursed for expenses incurred in attending each Board Meeting.  See the Summary Compensation Table above for the aggregate amounts paid to the Company’s non-employee Directors.

Board Compensation Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors is responsible for reviewing and approving the Company's compensation policies and the compensation paid to Executive Officers.   The Company's compensation policies are intended to attract, retain and motivate highly qualified executives who support a performance-oriented environment that rewards achievement based  upon  the Company's performance and the individual's contribution to that performance.  There are three main components in the Company's executive compensation program: base salary, annual bonus incentive and long-term incentive.  At this time, the only Executive Officer is the Company’s President.

Base Salary.  The base salary of the Company’s President is measured against the median base pay level for positions with comparable functional responsibilities at companies with asset size and business scope comparable to that of the Company.  The President’s salary is reviewed annually.  Salary adjustments may be made by the Committee to recognize individual contribution and performance or to reflect an increased scope of responsibilities.

Incentive Bonus.  An annual incentive bonus for the Company’s President and General Manager is intended to reflect the Committee's belief that a significant portion of the annual compensation of these employees should be contingent upon the performance of the Company, as well as their individual contributions to that performance. The Company has implemented an annual incentive bonus, which provides the Company’s President the opportunity to earn annual incentive bonuses.  As a  pay-for-performance  plan, the annual incentive bonus is intended to motivate and reward the Company’s President and General Manager by directly linking the amount of any cash bonus to two performance components:  (1) the increase in the Net Asset Value (NAV) of the Company and (2), the amount of consulting fee income generated by the Company.  These two criteria have been reviewed and approved by the Committee.  Under the guidelines adopted by the Committee, the Company’s President is eligible to receive bonus compensation of up to three percent (3%) of the increase in NAV, net of taxes deferred, above the NAV level at the time the last incentive bonus was paid, and he may earn a bonus based on a sliding scale applied to the amount of consulting fees received by the Company.

Long-Term Compensation.  The Company utilizes stock options as a long-term incentive to reward and retain employees.  The Committee believes that this program serves to link Management and shareholder interests and to motivate Executive Officers to make long-term decisions that are in the best interest of the Company and its Shareholders.  The Committee also believes that Executive Officers should have significant ownership of the Company’s outstanding shares.  As a group, Officers and Directors own approximately two and 7/10 percent (2.7%) of the issued and outstanding shares of the Company.  The Company's President owns approximately two and 7/10 percent (2.7%) of the issued and voting outstanding shares of the Company.

The Committee believes that grants of stock options provide an incentive that focuses the Executive’s attention on managing the Company from the perspective of an equity owner in the business.  Stock options are granted, from time-to-time, based upon recommendations from Management and the Committee.  In general, stock options vest over five years and employees must be employed by the Company in order to exercise such options.  As the Common Stock options are granted at the higher of book value or, the fair market value on the date of grant, the Company's Common Stock options are tied to the future performance of the Company's Common Stock and will provide value to the recipient only when the price of the Company's Common Stock increases above the option grant price.

It is the opinion of the Committee that the aforementioned Compensation Program provides features that appropriately align the Company's executive compensation with corporate performance and the interests of its Shareholders.

Performance Graph

The graph below compares the percentage changes in the market price of the Company’s shares of Common Stock for the five-year period ended August 6, 2004, with the relative composite share value of the index of the NASDAQ Stock Market  as reported by ComStock through AOL. The higher line of the following graphic represents the aforementioned NASDAQ index.

Note:  The higher line of the above graphic represents the monthly index derived from compounded daily returns that include all dividends.  This index is reweighed daily, using the market capitalization on the previous trading day. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding day is used.  The index levels for all series were set to $100.00 on June 30, 1993.

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COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") requires Executive Officers, Directors and persons who beneficially own more than ten percent (10%) of the Company's issued and outstanding Common Stock to file with the SEC Initial Reports of Beneficial Ownership on Form 3, Reports of Changes in Beneficial Ownership on Form 4 and Annual Statements of Changes in Beneficial Ownership on Form 5.  Persons filing such reports are required, under the regulations promulgated by the SEC pursuant to Section 16, to furnish the Company with copies of such reports. Based solely upon a review of the copies of the reports received by the Company during the fiscal year ended June 30, 2004, and written representations of the persons required to file said reports, the Company believes that all required reports were timely filed with the SEC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Investments consist of holdings of securities in publicly and privately held companies. The Company holds its principal common stock investments in CompuSonics Video Corporation (10,001,751 shares), Ajay Sports, Inc. (310,785 common and 2,000 preferred shares), ProGolf.com (300,000 common shares) and Pro Golf International, Inc. (7,450 common shares).

 CompuSonics Video Corporation “CPVD” is the largest investee of the Company. CPVD is a publicly held corporation, which specializes in licensing its patented technology related to audio and video analog-to-digital signal compression. CPVD is currently exploring new business opportunities for presenting into the NAFTA market TreeSoft software used in electrical engineering.

Another of the Company's investees is Ajay Sports, Inc (“ Ajay”).  Through its operating subsidiaries, including Pro Golf of America, Inc (“PGoA”), Ajay is a franchisor of retail golf stores. The Company owns 310,785 shares of Ajay’s common stock.

One of the Company's other investees is Pro Golf International, Inc. (“PGI”) a majority-owned subsidiary of Ajay Sports, Inc., which was formed during 1999 and owns 100 % of the issued and outstanding stock of PGoA and a majority of the stock of ProGolf.com, Inc. (“PG.com”). PGoA is the franchiser of Pro Golf Discount Retail Stores.

ProGolf.Com, Inc. is a Company formed to help direct traffic to its franchise stores and to sell golf equipment and other golf-related products and services over the Internet. It is anticipated that traditional sales and distribution methods will be enhanced by the ProGolf.com Internet site.

PROPOSAL NUMBER ONE:

VOTING RECOMMENDATION

The Company recommends a change in the voting recommendations for the passage of any proposal put forward to the Shareholders. It is recommended that the passage of any proposal be changed from two-thirds majority of those Common Stock and Preferred Stock Shareholders authorized to vote, to a majority of those Common Stock and Preferred Stock Shareholders voting.

Board Recommendation and Vote Required

The Company believes that this Proposal is important because it has encountered difficulty procuring the votes necessary to render decisions on proposals in a timely manner.   Consequently, the Board of Directors recommends that the Shareholders vote “FOR” this Proposal.   Approval of this Proposal requires both the affirmative vote of a majority of the Company’s issued and outstanding shares entitled to vote on this Proposal, and a majority of the Company’s issued and outstanding shares entitled to vote on this Proposal, which are held by non-affiliates of the Company.

PROPOSAL NUMBER TWO:

APPROVAL TO WITHDRAW THE COMPANY’S

ELECTION AS A BUSINESS DEVELOPMENT COMPANY

The Company has elected to be treated as a Business Development Company (“BDC”) as that term is defined in Section 54 of the Investment Company Act of 1940 (“the 1940 Act”).  As such, the Company is subject to a number of provisions relating to BDCs rather than to all of the provisions of the 1940 Act applicable to registered investment companies.  Section 58 of the 1940 Act provides that a BDC may not change the nature of its business, so as to cease to be or withdraw its election as a BDC, unless it is authorized to do so by a majority of its issued and outstanding voting securities.

If the Company’s Shareholders approve this Proposal to permit the Company to withdraw the Company’s BDC election, the withdrawal will become effective only upon receipt by the SEC of the Company’s application for withdrawal.  The Company does not anticipate filing a withdrawal until it can be reasonably certain that the Company will not be deemed to be an investment company without the protection of its BDC election.  After the Company’s application for withdrawal of its BDC election is filed with the SEC, the Company will no longer be subject to the regulatory provisions of the 1940 Act applicable to BDCs generally, including regulations related to insurance, custody, composition of  its Board of Directors, affiliated transactions and any compensation arrangements.  Shareholder approval of this Proposal will be valid for one year following the date of approval. If no application for withdrawal is filed within this one-year period, the Company will be required to present the matter to the Shareholders again for approval prior to filing a withdrawal application.

Withdrawal of the Company’s election as a BDC will not affect the Company’s registration under Section 12(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Under the Exchange Act, the Company is required to file periodic reports on Form 10-K, Form 10-Q, Form 8-K, Proxy Statements and other reports required under the Exchange Act.

Since September 18, 1998, the Company’s Common Stock has been traded on the Over-the-Counter (“OTC”) Bulletin Board.  The Company’s withdrawal as a BDC is not expected to have any direct effect on the Company’s trading status on the OTC Bulletin Board

Reasons for Proposed Withdrawal as a BDC

From time to time, the Company’s Board of Directors has discussed the feasibility of the Company continuing its election as a BDC. The Company’s Board of Directors attempted to obtain Shareholder approval to withdraw as a BDC in 1998, but was unable to do so. On November 17, 2003, the Board of Directors unanimously approved to attempt to discontinue operating as a BDC and has again presented this matter to the Shareholders in this Proxy.

In making the determination to present this Proposal to the Company’s Shareholders, the Board of Directors has considered a number of factors.  Over the years, since the Company has operated as a BDC, the business, regulatory and financial climates have shifted gradually, making operations as a BDC more challenging and difficult.  The first, and possibly the most important factor, is that the 1940 Act imposes many regulations on BDCs, including regulations limiting a BDCs ability to sell its Common Stock at a price below Net Asset Value without shareholder approval and certain other requirements. Historically, the Market Prices for BDC stocks have been lower than Net Asset Value, making it much more difficult for BDCs to raise equity capital.  Had the Company had the flexibility to offer and sell equity securities absent the restrictions imposed on BDCs by the 1940 Act,  the Company might have taken other actions to preserve its NASDAQ listing for its Common Stock, although no assurance can be given that the outcome would have been any different.  Regulations applicable to BDCs under the 1940 Act also restrict a BDCs ability to issue debt securities.  BDCs do not generate cash flow from operations as operating companies generally do, because a BDC’s business is owning and investing in securities.  With the limitations for capital raising and cash generation, it is difficult for BDCs to have sufficient cash flow and capital to compete in the marketplace.

                                                                                                                                                                                                                                                                                                                                                   At June 30, 2004, the Company’s total assets were approximately $946,581, consisting of investments in securities valued at their fair value of $946,164, and cash of $416.  The Company’s most significant assets are its holdings of investment securities of CPVD, PGI and PG.com.  At June 30, 2004, the Company’s holdings in CPVD had an equity and/or cost basis of $106,477 and a fair value of $367,500.  At June 30, 2004, the Company’s holdings in PGI had an equity and/or cost basis of $195,000 and a fair value of $292,918.  At June 30, 2004, the Company’s holdings in PG.com had equity and/or cost basis of $252,000 and a fair value of $270,000.

After careful consideration of the terms discussed above and other relevant factors, the Board of Directors has determined that the Shareholders’ return on assets is not likely to warrant continued operations as a BDC over the long term.  The Board of Directors believes that the Company may be more likely to achieve greater stability in the valuation of its assets and to prosper and grow if the Company’s long-term strategy is to cease operating as a BDC in favor of purchasing and operating an ongoing business.  In addition, by withdrawing its election as a BDC, the Company would be relieved of the restrictions and additional costs of complying with the many rules and regulations associated with operating as a BDC under the 1940 Act.

The Board of Directors has adopted a plan to obtain Shareholder approval for the Company to withdraw its election as a BDC, with the goal of becoming an operating company.  If Shareholders approve this Proposal, it will indicate to the Company the Shareholders’ agreement with the Board of Directors’ plan for a change in the fundamental nature of the Company’s business from operating as a BDC to operating an ongoing business.  Upon approval of this Proposal, the Board of Directors will actively pursue business opportunities to acquire or otherwise purchase an ongoing business or target an appropriate merger candidate.  It is possible that the Company will be required to obtain further Shareholder approval to effect any such purchase or merger transaction, which would enable the Company to withdraw its BDC election and become an operating company.

Even if this Proposal is approved by the Shareholders, the Company does not intend to file with the SEC an election to withdraw as a BDC until such time as it is relatively certain that it will qualify as an operating business rather than as an investment company.  If the election is not filed within one year after the date it initially receives Shareholder approval, the Company will again seek Shareholder approval to file the election. A voluntary election to withdraw as a BDC becomes effective upon receipt by the SEC of the election form unless a later date is specified in the application for withdrawal.  The Board of Directors has adopted its two-part strategy of effecting a transaction which will enable the Company to become an operating company before it files its application for withdrawal as a BDC in order to minimize the possibility that, after the Company’s withdrawal as a BDC, the Company could be considered an unregistered investment company that is not in compliance with the 1940 Act.

Effect of Withdrawal of BDC Election on the Company’s Financial Statements

As an operating company, the fundamental nature of the Company’s business will change from that of investing in a portfolio of securities, with the goal of achieving gains on appreciation and dividend income, to that of being actively engaged in the ownership and management of an ongoing business, with the goal of generating income from the operations of that business.  Withdrawal of the Company’s election to be treated as a BDC under the 1940 Act will result in a significant change in the Company’s method of accounting.  BDC financial statement presentation and accounting utilizes the value method of accounting used by investment companies.  As an operating company, the required financial statement presentation and accounting for securities held will be either fair value or historical cost accounting, depending on the classification of the investment and the Company’s intent with respect to the period of time it intends to hold the investment.

Steps Toward Decertification

Because of the importance of decertification as a BDC and becoming qualified as an operating company, the Company is using maximum efforts to qualify for this change of status.

The Company has undertaken extensive steps to meet certain procedures relevant to decertification as a BDC.

Further, a detailed plan of operations is to be prepared for such a change of status for the Company.

Now, therefore, again the Board of Directors wishes to emphasize the importance for all Shareholders voting on this matter of decertification, since such a change of status cannot be effected unless an affirmative vote is recorded from a majority of all issued and outstanding shares of stock.  The Board of Directors recommends that all Shareholders voting in person or by Proxy vote “FOR” such change of status.

Board Recommendation and Vote Required

The Board of Directors recommends that Shareholders vote “FOR” this Proposal to approve withdrawal of the Company’s election to be treated as a BDC under the 1940 Act.  Approval of this Proposal requires the affirmative vote of a majority the Company's issued and outstanding shares of Common Stock and Convertible Preferred Stock entitled to vote on this Proposal.

PROPOSAL NUMBER THREE

RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT AUDITORS

The Board of Directors of the Company appointed and engaged the firm of  JL Stephan Co. P.C., as independent auditors of the Company for the years ended June 30, 2001, 2002  and 2003.  For the year ending June 30, 2004, the Board of Directors has selected JL Stephan Co. P.C.  to continue as its independent auditors.  Pursuant to the requirements for BDCs under the 1940 Act, the Company is requesting that Shareholders ratify these appointments.  Since the audits for the years ending June 30, 2001, 2002 and 2003 have already been completed, a vote against the ratification of JL Stephan Co., P.C. as the Company’s auditors will be interpreted as a ratification for the audits already completed, but not for the current fiscal year.  If the Company’s appointment of JL Stephan Co. P.C.  is not ratified by the Shareholders for the current fiscal year, the Board of Directors will select a different accounting and auditing firm to audit its financial statements for the fiscal year ending June 30, 2004, subject to ratification of that appointment by the Shareholders at the next Annual Meeting of Shareholders.

A representative of JL Stephan Co. P.C. is not expected to be present at this meeting.

Board Recommendation and Vote Required

The Board of Directors recommends that Shareholders vote “FOR” ratification of the Company's auditors.  Ratification of the Company’s selection of auditors requires the affirmative vote of a majority of the Company’s issued and outstanding shares entitled to vote on this Proposal.

FINANCIAL INFORMATION

A copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2003, including audited financial statements, is being sent to Shareholders with this Proxy Statement. The audited financial statements and  the 10-K for June 30, 2004 have not yet been completed.

OTHER MATTERS

Management does not know of any other matters to be brought before the Meeting.  However, if any other matters properly come before the Meeting, it is the intention of the appointees named in the enclosed Proxy to vote on such matters in accordance with their best judgment.

SHAREHOLDER PROPOSALS

Any shareholder proposing to have any appropriate matter brought before the 2004 Annual Meeting of Shareholders scheduled for September 10, 2004 must submit such Proposal in accordance with the proxy rules of the SEC.  Such Proposals should be sent to Jeffrey E. Rautio, President, Enercorp, Inc., 32751 Middlebelt Rd., Suite B, Farmington Hills, Michigan 48334 for receipt no later than September 6, 2004.

By Order of the Board of Directors:

Enercorp, Inc.

By:  /s/ Jeffrey E. Rautio

Jeffery E. Rautio

President

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